[MEMORIAL FUNDS LOGO OMITTED]



                                 MEMORIAL FUNDS


                                    --------


                              GOVERNMENT BOND FUND

                               GROWTH EQUITY FUND

                               VALUE EQUITY FUND






                                 ANNUAL REPORT

                               DECEMBER 31, 2002

                               TABLE OF CONTENTS

                                                                            Page

INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA ..........................    1

FINANCIAL STATEMENTS OF THE MEMORIAL FUNDS
Schedule of Investments:
   Government Bond Fund ...................................................    6
   Growth Equity Fund .....................................................    7
   Value Equity Fund ......................................................    9
Statements of Assets and Liabilities ......................................   11
Statements of Operations ..................................................   12
Statements of Changes in Net Assets .......................................   13
Financial Highlights ......................................................   15
Notes to Financial Statements .............................................   18
Independent Auditors' Report ..............................................   24
Trustees and Officers .....................................................   25

LETTER FROM THE PRESIDENT


DEAR SHAREHOLDER:

I am pleased to bring you this report of the Memorial Funds for the year ended December 31, 2002. First, let us look together at the economy and the market place. Secondly, we will look at the bond and the equity segments of the market and how they affected the Memorial Funds. Within the discussions you will get a perspective on how we see the year ahead for each market and what we believe will be impacting those markets.

ECONOMIC & MARKET ANALYSIS

The U.S. economy is showing signs of improving and without inflation. However, the world battle on terrorism and the specter of war with Iraq on the horizon, the nuclear weapons development by North Korea and the strikes in Venezuela impacting oil deliveries are all present and require a watchful eye by the markets.

Other factors throughout the year impacted both the equity and bond markets. In order for a tree to grow and flourish a good pruning is due every now and then. The pruning of corporate America included collapses such as Enron and WorldCom. The issues brought to light with these events have caused corporate America and the investor to look deeper into businesses. Corporations are starting to clean themselves administratively and operationally and regulators are establishing new policing procedures. These actions will give corporations a lean environment to operate in and hopefully rebuild confidence with the investor.

The outlook for 2003 remains cautious yet hopeful. Economic forecasts are pointing to a Real GDP of 3.5%. Inflation is likely to remain a non-issue. The Federal budget deficit is expected to widen sharply. Capital spending by business is under pressure and expected to be soft while corporate managements try to visualize the future. Additionally, companies have downsized to fit current revenue levels and earnings forecasts are more reasonable. Employment rates are anticipated to remain around current levels. Fiscal and monetary policy is expected to remain stable, at least for the near future. The yield curve is steep and the money supply is growing. We will continue to see fluctuations in the economic indicators throughout the year. This will create moments of volatility and opportunity. We do live in a dangerous world and with the events of 2002 our expectations will be lowered to be more consistent with history and reality.

THE BOND MARKET

In 2002 the U.S. Treasury yields hit all time lows. During the 4th quarter the yield curve steepened, declining in the three month to two year maturities and rising in the five to thirty year part of the curve. Three month treasury yields declined 35 basis points to 1.19% from 1.54% while the ten year treasury yields increased 22 basis points to 3.81% from 3.59%. These slight rises in the quarter cause us to look for a higher probability of rising rates in 2003. After the initial effects of a war and the rush to safety, a decline in the demand for bonds is expected to cause rates to rise in 2003.

How does this affect the Memorial Government Bond Fund and its investment strategy? The fund managers maintained duration significantly shorter than the funds index in 2002. This caused the fund to underperform its index. However, this positions the fund to outperform in a rising rate environment. Increases in the U.S. treasury market and a continued use of mortgage backed securities are expected. The duration of the fund will move to a more neutral position with the index as opportunities arise.

The Memorial Government Bond Fund's NAV declined by 0.09% for the 4th quarter from $10.65 at 9-30-02 to $10.64 at 12-31-02, but rose 3.6% for the calendar year. The NAV ended the year at $10.64 for 2002 versus $10.27 for 2001.

For the 4th quarter, the Memorial Government Bond Fund had a 0.88% return versus the Lehman Brothers Intermediate Government Index return of 0.97%. For the year, the Fund's return was 7.96% versus 9.64% for the index.


                                                                  Memorial Funds

THE EQUITY MARKET

In 2002, the Dow Jones Industrial Average index, the NASDAQ Composite index and the S&P 500 index all ended the year down. The fourth quarter brought to close the third consecutive down year for all three markets. This is only the fourth time in the 106 year history of the Dow Jones Industrial Average that the index declined three consecutive years. Even though the year closed down on the whole, the 4th quarter showed positive signs closing at higher levels than the 3rd quarter.

In the 4th quarter, the S&P 500 rose 8.4% but declined 22.1% for the year. Value style investing outperformed the growth style of investing 9.9% versus 7.1% in the quarter.

Market volatility during the year was the highest since 1938. The 4th quarter had approximately 50% of the trading days in the S&P 500 having a +/-1% or greater intraday movements, compared to last 25 year average of approximately 23%.

As discussed in the Economic & Market Analysis, the conditions are developing for a recovery in the equity markets. The corporate cleansing and changes with a company's relationship to analysts have caused valuations to again approach reasonableness and reality. Gone for the moment are the euphoric days of the dot-coms; however, with people being people, irrational exuberance will appear again. For the time being though, low inflation, streamlined corporate operations, reasonable growth expectations of profits give rise to an expectation of better results for the equity markets. However, we need not lose sight of the widening deficits, the specter of war and the new cold war.

What does this mean for the Memorial Growth Equity Fund and the Memorial Value Equity Fund? The fund managers are continuing to stand by their time tested strategies with the belief that consistency and discipline will prevail.

The Memorial Growth Equity Fund's NAV rose by 5.66% for the 4th quarter from $5.83 at 9-30-02 to $6.16 at 12-31-02, but declined 20.72% for the calendar year. The Memorial Value Equity Fund's NAV rose by 9.68% for the 4th quarter from $8.16 at 9-30-02 to $8.95 at 12-31-02, but declined 12.77% for the calendar year.

IN CONCLUSION

I would like to thank you for the trust and confidence you have placed in us. The Memorial Funds strive to bring you a set of investment alternatives that helps you achieve your financial goals with its mix of funds. Whatever the market condition is, a disciplined approach to executing an investment plan and an informed choice of investments will help you be successful. Use this document to be informed about the Memorial Funds. I wish you a very prosperous and successful investing year with the Memorial Funds.

Sincerely,





/s/Carl C. Peterson
-------------------
Carl C. Peterson
President

                                                                  Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISoR'S REPORT AND PERFORMANCE DATA
DECEMBER 31, 2002
--------------------------------------------------------------------------------

GOVERNMENT BOND FUND

The U.S. government bond market ended 2002 with solid returns for intermediate treasury securities. The Lehman Intermediate U.S. Government Bond Index posted a 9.64% return while the Memorial Government Bond Fund posted a 7.96% return. This is particularly impressive juxtaposed against the 20 percent declines for the S&P 500 and 30 percent declines in the NASDAQ. Intermediate U.S. Treasury yields fell to their lowest levels in 40 years. The Federal Reserve remained accommodative, dropping the Federal Funds target 1.25%. The stellar returns of 2002, however, mask the dramatic turmoil that many individual bond market sectors experienced during the year. Record rating downgrades and seven of the largest corporate bankruptcies in history occurred in 2002. These included two of the largest issuers of debt, WorldCom and Conseco. Over-leveraged balance sheets, accounting fraud and sluggish earnings caused lower rated securities to lag dramatically. The fund benefited from the lack of credit risk in the portfolio and investor appetite for government backed securities.

The best performing sectors were U.S. treasuries and commercial mortgage-backed securities, which benefited from the flight to quality trade and these assets' long and stable duration. Also, non-callable assets benefited from a very steep yield curve as they "rolled-down" during the year, now being priced off of a lower yielding underlying treasury. Record inflows into the government bond market occurred in August as investors sought safety from equity market turmoil, global uncertainty and prospects of conflict overseas. Many money market funds shut down, as rates fell to the low 1 percent area in concert with Fed moves and a lack of supply in the A1/P1 short-term credit markets. Low money market yields contributed to the large inflow into intermediate and long-term bonds.

Mortgage-backed securities, while providing a safe haven from credit problems, lagged non-callable assets in an environment of record refinancings. The fund is overweight in the mortgage sector, which lagged slightly in 2002. The fund managers are confident that the excess yield offered by these assets will enhance total return over a time.

We also maintained duration significantly shorter than the Lehman Intermediate U.S. Government Bond Index. This was the primary cause of the fund's relative underperformance.

Increasingly, the fate of the U.S. bond market is closely tied to the equity markets. Bonds have traded with a -.96 correlation with stocks over the past few quarters. As we enter 2003 at record low yields, an assessment of growth, earnings and stock market prospects must be factored into bond market forecasts.

The positives are varied. Corporate profits are up 15% year-over-year. Spreads on the investment grade corporate index have tightened. Potential economic growth remains at 3-3.5% as productivity gains remain and monetary and fiscal policy continues to be stimulative. Subdued consumer spending should increase with a recovery in stocks as a huge amount of liquidity exists in the U.S. Individual cash equivalents increased 9.1% year-over-year to a record 4.6 trillion dollars. Manufacturing increased by the largest amount in 11 years in December, sparking an early January rally in equities. Mutual funds specializing in investment-grade corporate debt are seeing large inflows.

The negatives for the economy include terrorism, potential war with Iraq and unemployment hovering at 6%. A spike in commodity prices recently should curb the phantom "deflation" threat. Our feeling is that the positives for the equity market should take hold, giving way to the inevitable increase in treasury yields. The Memorial Government Bond Fund will outperform in such an environment.

We anticipate a general increase in intermediate treasury yields, thus we will eventually increase treasury exposure. Historically, the first quarter of the year, especially March, has been sluggish for bonds. We are well positioned to outperform in a rising rate environment. We are slowly increasing our exposure to the U.S. treasury market. Mortgage backed securities are being used in the 2-4 year part of the yield curve, providing relatively high yields, in the mid-4% range, and high credit quality. Duration will move towards index neutrality as opportunity arises.

                                        1                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

GROWTH EQUITY FUND

The bear market for U.S. equities continued in 2002. The broad market indices declined for the third straight year in response to increased geo-political risks, corporate governance issues and somewhat disappointing earnings results, especially in larger capitalization growth stocks. For the year the Standard & Poor's 500 declined 22.1%. Large growth stocks were hit even harder: the Russell 1000 Growth Index declined 27.9%. The Memorial Growth Equity Fund declined 20.7%. Although we are disappointed with the absolute loss in the portfolio, the Fund continued to outperform its peer group and relevant benchmarks.

The Federal Reserve responded to the crisis atmosphere in the markets by rapidly lowering the Federal Funds rate throughout the summer and fall. This helped stem some of the fears in the equity market. The money supply grew rapidly in the second half of the year as the Fed provided liquidity in an effort to stimulate the economy. Recent reports suggest that the economy is responding and there are signs of accelerating growth. This acceleration is needed to get earnings growing again which will support higher stock prices later this year and into next.

The worst performing groups over the year were utilities and telecommunications companies reflecting the bankruptcy and the energy trading activities of utility companies. The best performers were consumer staples, health care and other areas with more predictable earnings. The largest holdings of the Memorial Growth Equity Fund at year-end were Bed Bath & Beyond, Wal-Mart, Procter & Gamble, Exxon Mobil, Johnson & Johnson, Pfizer, General Electric and Microsoft.

Although the outcome of current international tensions is not predictable, we feel that the economy will continue to recover and accelerate into 2004, the Presidential election year. Earnings should recover along with the economy which should help the U.S. equity market turn in positive results for the first time in several years.

VALUE EQUITY FUND

The S&P 500 Index increased 8.44% in the fourth quarter but declined 22.10% for the year 2002. This is the third consecutive year that the Index has had disappointing results having declined 11.89% in 2001 and 9.10% in 2000. The last time the market declined three years in a row was 1939-1941. Every sector in the S&P 500 declined in 2002 with information technology, telecom services, utilities, industrials and consumer discretionary sectors all declining in excess of 23%.

The S&P 500 Barra Value Index declined 20.85% in 2002. This is the second consecutive year that the Index has had disappointing results having declined 11.68% in 2001. The Fund declined only 11.66% significantly outperforming the S&P 500 Index as well as the S&P 500 Barra Value Index in 2002.

The U.S. equity market is no longer extremely overvalued. After three years of declining stock prices, the market has returned to a more normal valuation level. As we enter 2003, the market is faced with a potential War with Iraq and over 50% higher energy prices than a year ago.

The Fund uses a value-oriented strategy. The stock selection philosophy that guides the management of the Fund is relative-valuation based. Therefore, despite the markets returning to a more normal valuation level, the fund managers will continue to identify relatively attractive priced sectors and securities. The Fund's assets have a lower-than-market price/earnings ratio (compared to the S&P 500 Index) and a higher-than-market dividend yield. The Fund is overweight in stocks of apparel, telecommunications, utilities, banks, autos, housing and transportation. It is significantly underweight in stocks of healthcare and technology companies.

                                        2                          Memorial Fund

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Government Bond Fund since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. Change in value of the Lehman Brothers Intermediate U.S. Government Bond Index is based on an inception date of 3/31/98. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Lehman Brothers Intermediate U.S. Government Bond Index is composed of all publically issued, non-convertible, domestic debt of the U.S. Government or any agency thereof. The Fund is professionally managed while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived, otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.


                            GOVERNMENT BOND FUND VS.
            LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX

      Average Annual Total Return on 12/31/2002                      One Year      Since Inception on 03/30/1998
      -----------------------------------------                      --------      -----------------------------
      Government Bond Fund:                                            7.96%                     6.71%
      Lehman Brothers Intermediate U.S. Government Bond Index:         9.64%                     7.64%

      Investment Value on 12/31/2002
      ------------------------------
      Government Bond Fund:                                           $13,624
      Lehman Brothers Intermediate U.S. Government Bond Index:        $14,104



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                                        3                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (CONTINUED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Growth Equity Fund, since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The Standard & Poor's 500 index ("S&P 500 Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Russell Growth Index tracks stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. While both the S&P 500 Index and the Russell 1000 Growth Index are shown, the Sub-advisor believes that the S&P 500 Index more accurately represents the Growth Equity Fund's industry diversification, capitalization range and risk characteristics. The total return of the Fund includes operating expenses that reduce returns, while the total return of each Index does not include expenses. The Fund is professionally managed, while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Growth Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived, otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

                             GROWTH EQUITY FUND VS.
                         RUSSELL 1000 GROWTH INDEX AND
                                 S&P 500 INDEX

      Average Annual Total Return on 12/31/2002                      One Year      Since Inception on 03/30/1998
      -----------------------------------------                      --------      -----------------------------
      Growth Equity Fund:                                             -20.72%                   -1.12%
      Russell 1000 Growth Index:                                      -27.88%                   -8.19%
      S&P 500 Index:                                                  -22.10%                   -3.15%

      Investment Value on 12/31/2002
      ------------------------------
      Growth Equity Fund:                                             $9,478
      Russell 1000 Growth Index:                                      $7,202
      S&P 500 Index:                                                  $8,585




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                                        4                         Memorial Funds

--------------------------------------------------------------------------------
MEMORIAL FUNDS
INVESTMENT ADVISOR'S REPORT AND PERFORMANCE DATA (CONCLUDED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

This chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Value Equity Fund, since the Fund's inception. The result is compared with a broad-based securities market index and may also include an industry focused index comparison. The S&P 500/Barra Value Index tracks stocks in the S&P 500 Index with lower price-to-book ratios. The Russell 1000 Value Index tracks stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. While both the S&P 500/Barra Value Index and the Russell 1000 Value Index are shown, the Sub-advisor believes that the S&P 500/Barra Value Index more accurately represents the Value Equity Fund's industry diversification, capitalization range and risk characteristics. The total return of the Fund includes operating expenses that reduce returns, while the total return of each Index does not include expenses. The Fund is professionally managed, while each Index is unmanaged and is not available for investment. Investment return and principal value of an investment in the Value Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. During the period certain fees and expenses were waived, otherwise total return would have been lower.

Performance information presented here represents only past performance and does not necessarily indicate future results.

                             VALUE EQUITY FUND VS.
                          RUSSELL 1000 VALUE INDEX AND
                           S&P 500/BARRA VALUE INDEX

      Average Annual Total Return on 12/31/2002                      One Year      Since Inception on 03/30/1998
      -----------------------------------------                      --------      -----------------------------
      Value Equity Fund:                                              -11.66%                    -1.14%
      Russell 1000 Value Index:                                       -15.52%                    -0.96%
      S&P 500/Barra Value Index:                                      -20.85%                    -3.01%

      Investment Value on 12/31/2002
      ------------------------------
      Value Equity Fund:                                              $9,467
      Russell 1000 Value Index:                                       $9,553
      S&P 500/Barra Value Index:                                      $8,646




                               [GRAPHIC OMITTED]



                                        5                         Memorial Funds

--------------------------------------------------------------------------------
GOVERNMENT BOND FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------
    FACE
    AMOUNT/            SECURITY
    SHARES            DESCRIPTION                                      VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCY BONDS & NOTES - 21.51%
  1,300,000   FHLMC, 5.38%, 08/16/06                              $  1,373,964
  1,201,000   FNMA, 5.50%, 07/25/21                                  1,231,728
  1,300,000   FNMA, 5.75%, 06/15/05                                  1,418,386
                                                                  ------------
Total Government Agency Bonds & Notes
(cost $3,872,774)                                                    4,024,078
                                                                  ------------
MORTGAGE BACKED SECURITIES - 40.58%
  1,773,843   FHLMC, Series 2177, 6.00%, 01/15/18                    1,821,808
    743,092   FHLMC, Series 2308, 6.50%, 05/15/30                      772,078
  1,300,000   FHLMC, Series 2326, 6.00%, 10/15/24                    1,334,183
    700,000   FNMA, Series 2001-W2, 5.932%, 11/25/30                   726,716
    490,268   FNMA, Series 2001-29, 6.50%, 10/25/29                    503,846
  1,388,288   GNMA, Pool 476998, 6.50%, 07/15/29                     1,458,899
    184,344   GNMA, Series 2001-43, 5.50%, 07/20/12                    192,530
    775,032   GNMA, Series 2002-13, 6.50%, 01/20/32                    782,834
                                                                  ------------
Total Mortgage Backed Securities (cost $7,413,002)                   7,592,894
                                                                  ------------
U.S. TREASURY OBLIGATIONS - 30.59%
    625,000   4.75%, 11/15/08 #                                        682,423
    850,000   5.625%, 02/15/06                                         941,508
    500,000   5.875%, 11/15/04                                         540,176
  1,675,000   6.25%, 02/15/07                                        1,922,260
  1,425,000   6.50%, 10/15/06                                        1,637,193
                                                                  ------------
Total U.S. Treasury Obligations (cost $5,440,669)                    5,723,560
                                                                  ------------
SHORT TERM INVESTMENTS - 7.25%
    443,033   Merrimac Treasury Plus Series Money
              Market Fund                                              443,033
    914,150   Merrimac U.S. Government Money
              Market Fund                                              914,150
                                                                  ------------

Total Short Term Investments (cost $1,357,183)                       1,357,183
                                                                  ------------

Total Investments (cost $18,083,628) -- 99.93%                    $ 18,697,715
                                                                  ------------
Other Assets in excess of Liabilities -- 0.07%                          12,633
                                                                  ------------

TOTAL NET ASSETS - 100.0%                                         $ 18,710,348
                                                                  ============

# Part or all of this investment is on loan


    The accompanying notes are an integral part of the financial statements

                                        6                         Memorial Funds


-----------------------------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
    FACE                                                                 FACE
    AMOUNT/                 SECURITY                                     AMOUNT/                    SECURITY
    SHARES                 DESCRIPTION                  VALUE            SHARES                    DESCRIPTION              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 95.96%                                               FINANCIAL SERVICES - 4.34%
                                                                        5,200   Citigroup, Inc.                          $  182,988
BANKS - 5.96%                                                           2,400   Fannie Mae                                  154,392
   10,800   US Bancorp                                $  229,176                                                         ----------
    5,000   Wells Fargo & Co.                            234,350                                                            337,380
                                                      ----------                                                         ----------
                                                         463,526    FOOD AND BEVERAGES - 7.34%
                                                      ----------        8,600   Coca-Cola Enterprises, Inc.                 186,792
BROADCASTING - 1.50%                                                    3,700   Kraft Foods, Inc.                           144,041
    4,750   Univision Communications, Inc. *#            116,375        3,000   PepsiCo, Inc.                               126,660
                                                      ----------        3,800   Sysco Corp.                                 113,202
COMPUTER HARDWARE - 5.24%                                                                                                ----------
    1,550   CDW Computer Centers, Inc. *                  67,968                                                            570,695
    6,600   Dell Computer Corp.*                         176,484                                                         ----------
    2,100   International Business Machines Corp.        162,750    HEALTHCARE PRODUCTS - 1.98%
                                                      ----------        4,200   Community Health Systems, Inc. *             86,478
                                                         407,202        2,800   Steris Corp. *                               67,900
                                                      ----------                                                         ----------
COMPUTER SERVICES AND SOFTWARE - 8.43%                                                                                      154,378
    3,900   Adobe Systems, Inc.*                          97,149                                                         ----------
    3,350   Affiliated Computer Services, Inc. *         176,377    INSURANCE - 5.01%
    1,800   Intuit, Inc. *                                84,456        2,100   Allstate Corp.                               77,679
    5,750   Microsoft Corp. *                            297,275        2,600   American International Group                150,410
                                                      ----------        3,500   Marsh & McLennan Cos., Inc.                 161,735
                                                         655,257                                                         ----------
                                                      ----------                                                            389,824
COMMERCIAL SERVICES - 1.27%                                                                                              ----------
    3,000   Iron Mountain *#                              99,030    MEDICAL PRODUCTS - 9.68%
                                                      ----------        2,600   Cardinal Health, Inc.                       153,894
COSMETICS & TOILETRIES SERVICES - 4.18%                                 4,750   Johnson & Johnson                           255,123
    3,500   International Flavors & Fragrances, Inc.     122,850        4,000   Medtronic, Inc.                             182,400
    2,350   Procter & Gamble Co.                         201,959        2,400   Stryker Corp.                               161,088
                                                      ----------                                                         ----------
                                                         324,809                                                            752,505
                                                      ----------                                                         ----------
ELECTRONICS & ELECTRICAL EQUIPMENT - 1.21%                          MULTIMEDIA - 2.17%
    6,250   Texas Instruments, Inc.                       98,813        4,150   Viacom, Inc. *                              169,154
                                                      ----------                                                         ----------
ENTERTAINMENT & LEISURE - 1.91%                                     MEDICAL - DRUGS - 1.40%
    5,950   Carnival Corp.                               148,452        3,200   Gilead Sciences, Inc. *                     108,800
                                                      ----------                                                         ----------


     The accompanying notes are an integral part of the financial statements

                                       7                          Memorial Funds


------------------------------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
    FACE                                                                 FACE
    AMOUNT/                 SECURITY                                     AMOUNT/                    SECURITY
    SHARES                 DESCRIPTION                  VALUE            SHARES                    DESCRIPTION              VALUE
----------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURER - 5.91%                                  WASTE MANAGEMENT - 1.46%
    1,800   3M Co.                                    $  221,940        3,500   Stericycle, Inc. *#                     $  113,327
    9,750   General Electric Co.                         237,412                                                        ----------
                                                      ----------
                                                         459,352    Total Common Stock (cost $9,054,310)                 7,460,681
                                                      ----------                                                        ----------
OIL & GAS - 3.61%                                                   SHORT TERM INVESTMENTS - 8.65%
    8,025    Exxon Mobil Corp.                           280,394      372,277   Merrimac U.S. Government Money
                                                      ----------                Market Fund                                372,277
PHARMACEUTICALS - 6.97%                                               300,000   Merrimac Treasury Plus Series Money
    3,000   Amgen, Inc. *                                145,020                Market Fund                                300,000
    2,400   Merck & Co., Inc.                            135,864                                                        ----------
    8,550   Pfizer, Inc.                                 261,373
                                                      ----------    Total Short Term Investments (cost $672,277)           672,277
                                                         542,257                                                        ----------
                                                      ----------
RESTAURANTS - RETAIL - 1.04%                                        Total Investments (cost $9,726,587) - 104.61%       $8,132,958
    2,500   Brinker International, Inc. *                 80,625                                                        ----------
                                                      ----------
RETAIL STORES - 8.30%                                               Liabilities in excess of other Assets - (4.61%)       (358,406)
    5,500   Bed Bath & Beyond, Inc.                      189,915                                                        ----------
    3,900   Target Corp.                                 117,000
    2,500   Walgreen Co.                                  72,975    TOTAL NET ASSETS - 100.0%                           $7,774,552
    5,250   Wal-Mart Stores, Inc.                        265,177                                                        ==========
                                                      ----------
                                                         645,067
                                                      ----------
SEMICONDUCTORS - 2.02%
   10,100   Intel Corp.                                  157,257
                                                      ----------
TELECOMMUNICATIONS - 4.50%
   13,750   Cisco Systems, Inc. *                        180,125
    3,700   SBC Communications, Inc.                     100,307
    1,800   Verizon Communications, Inc.                  69,750
                                                      ----------
                                                         350,182
                                                      ----------
TRANSPORTATION - .53%
    1,400   J.B. Hunt Transport Services, Inc. *          41,020
                                                      ----------
                                                                    * Non-income producing investment
                                                                    # Part or all of this investment is on loan

    The accompanying notes are an integral part of the financial statements

                                       8                          Memorial Funds


------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
    FACE                                                                 FACE
    AMOUNT/                 SECURITY                                     AMOUNT/                    SECURITY
    SHARES                 DESCRIPTION                  VALUE            SHARES                    DESCRIPTION              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - 96.80%                                               CONSUMER PRODUCTS - 1.94%
                                                                        1,100   Fortune Brands, Inc.                     $   51,161
AEROSPACE - 1.88%                                                                                                        ----------
      800   United Technologies Corp.                 $   49,552    CONTAINERS - 1.00%
                                                      ----------        1,200   Pactiv Corp. *                               26,232
AGRICULTURE - 2.31%                                                                                                      ----------
    1,500   Philip Morris Cos., Inc.                      60,795    DIVERSIFIED CONGLOMERATES - 2.67%
                                                      ----------        1,100   Cooper Industries, Inc.                      40,095
APPAREL - 3.49%                                                           600   PPG Industries, Inc.                         30,090
    1,400   Liz Claiborne, Inc.                           41,510                                                         ----------
    1,400   VF Corp.                                      50,470                                                             70,185
                                                      ----------                                                         ----------
                                                          91,980    ENTERTAINMENT - 1.43%
                                                      ----------        1,900   Brunswick Corp.                              37,734
APPLIANCES - 1.62%                                                                                                       ----------
    1,500   Maytag Corp. #                                42,750    FINANCIAL GROUPS - 5.47%
                                                      ----------        1,700   Citigroup, Inc.                              59,823
AUTOPARTS - 4.49%                                                         800   Fannie Mae                                   51,464
    4,800   Delphi Corp.                                  38,640        1,200   T. Rowe Price Group, Inc.                    32,736
    4,200   Ford Motor Co. #                              39,060                                                         ----------
    1,100   General Motors Corp. #                        40,546                                                            144,023
                                                      ----------                                                         ----------
                                                         118,246    FOOD & BEVERAGE - 1.99%
                                                      ----------        3,400   Kroger Co. *                                 52,530
BANKS - 10.01%                                                                                                           ----------
      800   Bank of America Corp. #                       55,656    FOREST AND PAPER - 1.60%
    1,100   Banknorth Group, Inc.                         24,860        1,700   MeadWestvaco Corp.                           42,007
    1,800   Charter One Financial, Inc.                   51,714                                                         ----------
    2,100   JP Morgan Chase & Co.                         50,400    HEALTHCARE - 2.05%
    1,300   Keycorp                                       32,682        1,300   HCA, Inc.                                    53,950
    1,400   Washington Mutual, Inc.                       48,342                                                         ----------
                                                      ----------    INSURANCE - 7.21%
                                                         263,654          800   Cigna Corp.                                  32,896
                                                      ----------        1,200   Hartford Financial Services Group, Inc.      54,516
BUILDING - 1.52%                                                        1,600   Lincoln National Corp.                       50,528
    1,900   Masco Corp.                                   39,995        1,400   Radian Group, Inc.                           52,010
                                                      ----------                                                         ----------
CHEMICALS - 1.23%                                                                                                           189,950
    1,000   Rohm & Haas Co.                               32,480                                                         ----------
                                                      ----------    MISCELLANEOUS MANUFACTURING - 2.22%
COMPUTER WARE - 6.56%                                                   2,400   General Electric Co.                         58,440
    4,200   Computer Associates International, Inc.       56,700                                                         ----------
    5,300   Compuware Corp. *                             25,440
    2,300   Hewlett-Packard Co.                           39,928
    1,100   Parker Hannifin Corp.                         50,743
                                                      ----------
                                                         172,811
                                                      ----------


    The accompanying notes are an integral part of the financial statements

                                       9                          Memorial Funds


-----------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------
    FACE                                                                 FACE
    AMOUNT/                 SECURITY                                     AMOUNT/                    SECURITY
    SHARES                 DESCRIPTION                  VALUE            SHARES                    DESCRIPTION              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
OIL AND GAS - 8.33%
    1,800   Ashland, Inc.                             $   51,354    Total Common Stock (cost $2,785,895)                $2,549,695
      800   ChevronTexaco Corp.                           53,184                                                        ----------
    1,200   ConocoPhillips                                58,068    SHORT TERM INVESTMENTS - 3.86%
    2,000   Occidental Petroleum Corp.                    56,900      101,665   Merrimac U.S. Government Money
                                                      ----------                Market Fund (cost $101,665)                101,665
                                                         219,506                                                        ----------
                                                      ----------
PHARMACEUTICAL - 1.93%                                              Total Investments (cost $2,887,560) - 100.66%       $2,651,360
      900   Merck & Co. Inc.                              50,949                                                        ----------
                                                      ----------
RETAIL - 6.03%                                                      Liabilities in excess of Other Assets - (0.66)%        (17,428)
    2,100   Federated Department Stores *                 60,396                                                        ----------
    2,000   Sears Roebuck and Co.                         47,900
    3,600   Sovereign Bancorp, Inc.                       50,580    TOTAL NET ASSETS - 100.0%                           $2,633,932
                                                      ----------                                                        ==========
                                                         158,876
                                                      ----------
STEEL - 1.88%
    1,200   Nucor Corp.                                   49,560
                                                      ----------
TELECOMMUNICATIONS - 8.88%
    1,800   BellSouth Corp.                               46,566
    1,500   CenturyTel, Inc. #                            44,070
    2,000   SBC Communications, Inc.                      54,220
    2,400   Sprint Corp.-FON Group                        34,752
    1,400   Verizon Communications, Inc.                  54,250
                                                      ----------
                                                         233,858
                                                      ----------
TRANSPORTATION - 3.27%
    2,000   Burlington Northern Santa Fe Corp.            52,020
    1,200   CSX Corp.                                     33,972
                                                      ----------
                                                          85,992
                                                      ----------
UTILITIES - 5.79%
      700   Dominion Resources, Inc.                      38,430
    1,700   FirstEnergy Corp.                             56,049
    2,900   NiSource, Inc.                                58,000
                                                      ----------
                                                         152,479
                                                      ----------
                                                                    * Non-income producing investment
                                                                    # Part or all of this investment is on loan


    The accompanying notes are an integral part of the financial statements


                                      10                          Memorial Funds


------------------------------------------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------
                                                                      GOVERNMENT        GROWTH           VALUE
                                                                      BOND FUND      EQUITY FUND      EQUITY FUND
                                                                     -----------     -----------      ----------
ASSETS:
  Investments, at market (identified cost: $18,083,628,
    $9,726,587 and $2,887,560 respectively)                          $18,697,715     $ 8,132,958      $2,651,360
  Collateral for securities loaned (Note 6)                              673,500         232,100         201,900
  Receivables:
    Investments sold                                                          --          22,989              --
    Dividends                                                                 --           7,229           4,186
    Interest                                                             158,886             456             135
    Income due from securities loaned                                        139              31              12
    Fund shares sold                                                         562             820              --
    Prepaid expenses                                                         977           4,316             538
    Organization costs, net of amortization (Note 2)                       1,467           1,467           1,467
                                                                     -----------     -----------      ----------
Total assets                                                          19,533,246       8,402,366       2,859,598
                                                                     -----------     -----------      ----------
LIABILITIES:
  Payables:
    Distribution payable                                                  57,235              --           8,079
    Investments purchased                                                     --         354,633              --
    Collateral for securities loaned (Note 6)                            673,500         232,100         201,900
    Due to Advisor                                                        43,322          15,142           4,228
    Administrator fees (Accounting, Distribution, Transfer Agent)          5,249           5,249           5,249
    Other accrued expenses                                                43,592          20,690           6,210
                                                                     -----------     -----------      ----------
Total liabilities                                                        822,898         627,814         225,666
                                                                     -----------     -----------      ----------
NET ASSETS                                                           $18,710,348     $ 7,774,552      $2,633,932
                                                                     ===========     ===========      ==========
Net Assets consist of:
    Additional paid-in capital                                       $18,598,909     $14,005,344      $4,504,005
    Undistributed net investment income                                    2,562              --             490
    Accumulated realized loss on investments                            (505,210)     (4,637,163)     (1,634,363)
    Net unrealized gain (loss) on investments                            614,087      (1,593,629)       (236,200)
                                                                     -----------     -----------      ----------
Total Net Assets                                                     $18,710,348     $ 7,774,522      $2,633,932
                                                                     ===========     ===========      ==========
Shares of Beneficial Interest                                          1,758,612       1,261,248         294,137
                                                                     ===========     ===========      ==========
Net Asset Value, offering and redemption price per share             $     10.64     $      6.16      $     8.95
                                                                     ===========     ===========      ==========
Market value of securities on loan (Note 6)                          $   655,126     $   228,044      $  193,917
                                                                     -----------     -----------      ----------


    The accompanying notes are an integral part of the financial statements


                                       11                         Memorial Funds


------------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------
                                                                      GOVERNMENT        GROWTH           VALUE
                                                                      BOND FUND      EQUITY FUND      EQUITY FUND
                                                                     -----------     -----------      ----------
INVESTMENT INCOME:
  Interest                                                           $   889,386     $     5,083      $      444
  Securities Lending Income (see Notes 2 and 6)                            1,419             699              90
  Dividends                                                                   --          76,413          53,472
                                                                     -----------     -----------      ----------
Total investment income                                                  890,805          82,195          54,006
                                                                     -----------     -----------      ----------
EXPENSES:
  Investment advisory fees (Note 3)                                       42,240          29,266           8,408
  Shareholder Services fees (Note 3)                                      43,830          20,197           5,793
  Administration fees (Note 3)                                            62,999          62,999          62,999
  Legal fees                                                              75,363          36,165          11,823
  Audit fees                                                              37,136          16,764           4,706
  Custody fees (Note 3)                                                    5,451           7,807           6,884
  Trustee fees (Note 3)                                                    5,821           2,585             886
  Compliance fees                                                            824          10,767             609
  Report Printing fees                                                     2,811           1,278             615
  Insurance fees                                                           5,589           3,419           2,440
  Amortization of organization costs (Note 2)                              6,000           6,000           6,000
  Miscellaneous                                                           11,415          15,625           5,946
                                                                     -----------     -----------      ----------
Total expenses before waivers and reimbursements                         299,479         212,872         117,109
  Waivers and reimbursements (Note 4)                                   (132,925)       (115,929)        (89,301)
                                                                     -----------     -----------      ----------
Total expenses, net                                                      166,554          96,943          27,808
                                                                     -----------     -----------      ----------
Net investment income (loss)                                             724,251         (14,748)         26,198
                                                                     -----------     -----------      ----------
Realized and unrealized gain (loss) on investments:
  Net realized gain (loss) on investments                                133,059      (1,710,596)        240,113
  Net change in unrealized appreciation (depreciation) on investment     498,746        (109,524)       (462,794)
                                                                     -----------     -----------      ----------
                                                                         631,805      (1,820,120)       (222,681)
                                                                     -----------     -----------      ----------
Net increase (decrease) in net assets resulting from operations      $ 1,356,056     $(1,834,868)     $ (196,483)
                                                                     ===========     ===========      ==========


    The accompanying notes are an integral part of the financial statements

                                       12                         Memorial Funds


----------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------

                                                                                 GOVERNMENT BOND FUND
                                                                        ----------------------------------------

                                                                         YEAR ENDED                  YEAR ENDED
                                                                        DECEMBER 31,                DECEMBER 31,
                                                                             2002                        2001
                                                                        ------------                ------------
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income                                                 $    724,251                $  1,360,831
  Net realized gain on investments                                           133,059                   1,392,613
  Net change in unrealized appreciation (depreciation) on investments        498,746                    (696,556)
                                                                        ------------                ------------
  Net increase in net assets resulting from operations                     1,356,056                   2,056,888
                                                                        ------------                ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Institutional shares                              (723,874)                 (1,360,755)
                                                                        ------------                ------------
  Total distributions to shareholders                                       (723,874)                 (1,360,755)
                                                                        ------------                ------------

CAPITAL SHARE TRANSACTIONS
  Sale of shares - Institutional shares                                    1,201,131                   2,347,642
  Reinvestment of distributions - Institutional shares                        11,739                     210,167
  Redemption of shares - Institutional shares                               (193,151)                (26,696,215)
                                                                        ------------                ------------
  Net increase (decrease) from capital transactions                        1,020,283                 (24,138,406)
                                                                        ------------                ------------

  Total increase (decrease) in net assets                                  1,651,901                 (23,442,273)

NET ASSETS:
  Beginning of period                                                     17,058,447                  40,500,720
                                                                        ------------                ------------
  End of period (including undistributed net investment income
    of $2,562 and $2,185, respectively)                                 $ 18,710,348                $ 17,058,447
                                                                        ============                ============

CAPITAL SHARE TRANSACTIONS                                                 SHARES                      SHARES
                                                                        ------------                ------------
  Sale of shares - Institutional shares                                      114,328                     231,928
  Reinvestment of distributions - Institutional shares                         1,124                      20,376
  Redemption of shares - Institutional shares                                (18,602)                 (2,603,399)
                                                                        ------------                ------------
  Net increase (decrease) in shares                                           96,850                  (2,351,095)
                                                                        ============                ============



    The accompanying notes are an integral part of the financial statements

                                       13                         Memorial Funds


-----------------------------------------------------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
-----------------------------------------------------------------------------------------------------------------------------
                                                                  GROWTH EQUITY FUND                VALUE EQUITY FUND
                                                             ---------------------------    --------------------------------
                                                              YEAR ENDED      YEAR ENDED     YEAR ENDED          YEAR ENDED
                                                             DECEMBER 31,    DECEMBER 31,   DECEMBER 31,        DECEMBER 31,
                                                                 2002            2001           2002                2001
                                                             ------------    ------------   ------------        ------------
INCREASE IN NET ASSETS
OPERATIONS:
  Net investment income (loss)                               $   (14,748)    $    (9,589)   $     26,198        $    127,891
  Net realized gain (loss) on investments                     (1,710,596)     (1,988,215)        240,113           3,170,807
  Net change in unrealized depreciation on investments          (109,524)     (2,148,301)       (462,794)         (1,402,286)
                                                             -----------     -----------    ------------        ------------
  Net decrease in net assets resulting from operations        (1,834,868)     (4,146,105)       (196,483)          1,896,412
                                                             -----------     -----------    ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                               --          (4,462)        (25,956)           (128,207)
  Net realized capital gain on investments                            --         (54,395)             --                  --
                                                             -----------     -----------    ------------        ------------
  Total distributions to shareholders                                 --         (58,857)        (25,956)           (128,207)
                                                             -----------     -----------    ------------        ------------

CAPITAL SHARE TRANSACTIONS
  Sale of shares - Institutional Shares                        3,753,473      14,199,574       1,260,234           1,596,401
  Reinvestment of distributions - Institutional Shares                --          12,196              --                  --
  Redemption of shares - Institutional Shares                 (3,433,213)    (30,606,253)     (1,613,925)        (17,771,869)
                                                             -----------     -----------    ------------        ------------
  Net increase (decrease) from capital transactions              320,260     (16,394,483)       (353,691)        (16,175,468)
                                                             -----------     -----------    ------------        ------------

  Total decrease in net assets                                (1,514,608)    (20,599,445)       (576,130)        (14,407,263)

NET ASSETS:
  Beginning of period                                          9,289,160      29,888,605       3,210,062          17,617,325
                                                             -----------     -----------    ------------        ------------
  End of period (including undistributed net investment
    income of $0, $0, $174 and $248, respectively)           $ 7,774,552     $ 9,289,160    $  2,633,932        $  3,210,062
                                                             ===========     ===========    ============        ============


CAPITAL SHARE TRANSACTIONS                                      SHARES          SHARES         SHARES              SHARES
                                                             -----------     -----------    ------------        ------------
Sale of shares - Institutional Shares                            513,980       1,800,989         130,515             163,623
  Reinvestment of distributions - Institutional Shares                --           1,511              --                  --
  Redemption of shares - Institutional Shares                   (447,762)     (3,834,362)       (149,188)         (1,781,485)
                                                             -----------     -----------    ------------        ------------
  Net increase (decrease) in shares                               66,218      (2,031,862)        (18,673)         (1,617,862)
                                                             ===========     ===========    ============        ============


    The accompanying notes are an integral part of the financial statements

                                      14                          Memorial Funds


--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                   GOVERNMENT BOND FUND
                                                                   INSTITUTIONAL SHARES
                                           --------------------------------------------------------------------------
                                           FOR THE YEAR  FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                               ENDED         ENDED           ENDED          ENDED           ENDED
                                           DECEMBER 31,  DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                               2002          2001            2000           1999          1998 (c)
                                           ------------  ------------    ------------   ------------   -------------
Net Asset Value, Beginning
  of Period                                      $10.27        $10.09         $  9.50         $10.25          $10.00
                                           ------------  ------------    ------------   ------------   -------------
Investment Operations:
  Net investment income                            0.43          0.50            0.53           0.51            0.39
  Net realized and unrealized
    gain (loss) on investments                     0.37          0.17            0.59          (0.75)           0.39
                                           ------------  ------------    ------------   ------------   -------------
Total from investment operations                   0.80          0.67            1.12          (0.24)           0.78
                                           ------------  ------------    ------------   ------------   -------------
Distributions:
  From net investment income                      (0.43)        (0.49)          (0.53)         (0.51)          (0.39)
  From net realized capital gain                     --            --              --             --           (0.14)
                                           ------------  ------------    ------------   ------------   -------------
Total distributions                               (0.43)        (0.49)          (0.53)         (0.51)          (0.53)
                                           ------------  ------------    ------------   ------------   -------------
Net Asset Value, End of Period                   $10.64        $10.27          $10.09         $ 9.50          $10.25
                                           ============  ============    ============   ============   =============

Total Return (a)                                   7.96%         6.81%          12.12%         (2.39)%          7.96%

Ratios/Supplemental Data:
  Net assets, end of period (in 000's)          $18,710       $17,058         $40,501        $69,082         $65,676
  Ratio of expenses to average
    net assets: including
    reimbursement/waiver of fees                   0.95%         0.86%           0.75%          0.73%           0.73%(b)
  Ratio of expenses to average
    net assets: excluding
    reimbursement/waiver of fees                   1.71%         1.08%           0.87%          0.79%           0.85%(b)
  Ratio of net investment income
    (loss) to average net assets including
    reimbursement/waiver of fees:                  4.13%         4.93%           5.51%          5.17%           5.05%(b)
  Portfolio turnover rate                            43%          118%             50%            25%            114%

----------------------------------------
(a) Total return would have been lower had certain expenses not been reduced during the period shown.

(b) Annualized

(c) See Note 1 of Notes to Financial Statements for date of commencement of operations.


    The accompanying notes are an integral part of the financial statements

                                       15                         Memorial Funds


--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                    GROWTH EQUITY FUND
                                                                   INSTITUTIONAL SHARES
                                           --------------------------------------------------------------------------
                                           FOR THE YEAR  FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                               ENDED         ENDED           ENDED          ENDED           ENDED
                                           DECEMBER 31,  DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                               2002          2001            2000           1999          1998 (c)
                                           ------------  ------------    ------------   ------------   -------------
Net Asset Value, Beginning
  of Period                                      $ 7.77       $  9.26         $ 12.50        $ 11.49          $10.00
                                           ------------  ------------    ------------   ------------   -------------
Investment Operations:
  Net investment income (loss)                    (0.01)           --           (0.01)         (0.01)           0.01
  Net realized and unrealized
    gain (loss) on investments                    (1.60)        (1.47)          (0.69)          2.67            2.09
                                           ------------  ------------    ------------   ------------   -------------
Total from investment operations                  (1.61)        (1.47)          (0.70)          2.66            2.10
                                           ------------  ------------    ------------   ------------   -------------
Distributions:
  From net investment income                         --            --              --          (0.00)(d)       (0.01)
  From net realized capital gain                     --         (0.02)          (2.54)         (1.56)          (0.60)
  Return of Capital                                  --            --              --          (0.09)             --
                                           ------------  ------------    ------------   ------------   -------------
Total distributions                                  --         (0.02)          (2.54)         (1.65)          (0.61)
                                           ------------  ------------    ------------   ------------   -------------
Net Asset Value, End of Period                   $ 6.16        $ 7.77          $ 9.26        $ 12.50          $11.49
                                           ============  ============    ============   ============   =============

Total Return (a)                                 (20.72)%      (15.82)%         (5.66)%        24.44%          20.97%

Ratios/Supplemental Data:
  Net assets, end of period (in 000's)           $7,775        $9,289         $29,889        $41,833         $26,426
  Ratio of expenses to average
    net assets: including
    reimbursement/waiver of fees                   1.20%         1.11%           1.00%          1.00%           1.00%(b)
  Ratio of expenses to average
    net assets: excluding
    reimbursement/waiver of fees                   2.64%         1.47%           1.18%          1.09%           1.19%(b)
  Ratio of net investment income
    (loss) to average net assets including
    reimbursement/waiver of fees:                 (0.18)%       (0.06)%         (0.11)%        (0.10)%          0.16%(b)
  Portfolio turnover rate                            58%           52%             78%           108%            135%

----------------------------------------
(a) Total return would have been lower had certain expenses not been reduced during the period shown.

(b) Annualized

(c) See Note 1 of Notes to Financial Statements for date of commencement of operations.

(d) Distributions per share were $0.00055.


    The accompanying notes are an integral part of the financial statements

                                       16                         Memorial Funds


--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                    VALUE EQUITY FUND
                                                                   INSTITUTIONAL SHARES
                                           --------------------------------------------------------------------------
                                           FOR THE YEAR  FOR THE YEAR    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
                                               ENDED         ENDED           ENDED          ENDED           ENDED
                                           DECEMBER 31,  DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                               2002          2001            2000           1999          1998 (c)
                                           ------------  ------------    ------------   ------------   -------------
Net Asset Value, Beginning
  of Period                                      $10.26        $ 9.12          $ 8.75         $ 9.19          $10.00
                                           ------------  ------------    ------------   ------------   -------------
Investment Operations:
  Net investment income                            0.12          0.13            0.16           0.08            0.03
  Net realized and unrealized
    gain (loss) on investments                    (1.31)         1.15            0.37          (0.44)          (0.81)
                                           ------------  ------------    ------------   ------------   -------------
Total from investment operations                  (1.19)         1.28            0.53          (0.36)          (0.78)
                                           ------------  ------------    ------------   ------------   -------------
Distributions:
  From net investment income                      (0.12)        (0.14)          (0.16)         (0.08)          (0.03)
                                           ------------  ------------    ------------   ------------   -------------
Total distributions                               (0.12)        (0.14)          (0.16)         (0.08)          (0.03)
                                           ------------  ------------    ------------   ------------   -------------
Net Asset Value, End of Period                   $ 8.95        $10.26          $ 9.12         $ 8.75          $ 9.19
                                           ============  ============    ============   ============   =============

Total Return (a)                                 (11.66)%       14.08%           6.20%         (3.96)%         (7.76)%

Ratios/Supplemental Data:
  Net assets, end of period (in 000's)           $2,634        $3,210         $17,617        $37,068         $30,670
  Ratio of expenses to average
    net assets: including
    reimbursement/waiver of fees                   1.20%         1.09%           1.00%          1.00%           1.00%(b)
  Ratio of expenses to average
    net assets: excluding
    reimbursement/waiver of fees                   5.06%         1.82%           1.18%          1.09%           1.25%(b)
  Ratio of net investment income
    (loss) to average net assets including
    reimbursement/waiver of fees:                  1.13%         1.26%           1.59%          0.90%           0.59%(b)
  Portfolio turnover rate                            90%           45%            168%            60%             37%

----------------------------------------
(a) Total return would have been lower had certain expenses not been reduced during the period shown.

(b) Annualized

(c) See Note 1 of Notes to Financial Statements for date of commencement of operations.

    The accompanying notes are an integral part of the financial statements

                                       17                         Memorial Funds

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

Memorial Funds (the "Trust") is an open-end management investment company organized as a Delaware business trust. The Trust currently has three diversified investment portfolios (each a "Fund" and, collectively, the "Funds"). The Trust Instrument authorizes each Fund to issue an unlimited number of shares of beneficial interest. The dates of commencement of operations for each Fund are as follows:

         Government Bond Fund                         March 30, 1998
         Growth Equity Fund                           March 30, 1998
         Value Equity Fund                            March 30, 1998

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Funds:

SECURITY VALUATION - Securities, other than short-term securities, held by the Funds for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund's business day. If no sales are reported, the mean of the last bid and asked price is used. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of readily available market quotations, securities are valued at fair value as determined by the Board of Trustees. At December 31, 2002, no securities were valued at fair value as determined by the Board of Trustees. Securities with a maturity of 60 days or less are valued at amortized cost.

REALIZED GAIN AND LOSS - Security transactions are accounted for on a trade date basis and realized gains and losses on investments sold are determined on the basis of identified cost.

INTEREST AND DIVIDEND INCOME - Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions of net investment income to shareholders are declared daily and paid monthly by the Government Bond Fund. Net investment income distributions, if any, for the Growth Equity Fund and the Value Equity Fund are declared and paid quarterly. Net capital gains for the Funds, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable income tax regulations.

                                       18                         Memorial Funds

--------------------------------------------------------------------------------

DECEMBER 31, 2002
--------------------------------------------------------------------------------

ORGANIZATION COSTS - Costs incurred by the Funds in connection with their organization and registration of shares have been capitalized and are being amortized using the straight-line method over a five-year period beginning with the commencement of the Funds' operations.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. As the Funds intend to meet these minimum distribution requirements, no federal income tax provision is currently required.

As of December 31, 2002, the Funds have capital loss carryovers in the following amounts:

                              AMOUNT        EXPIRING DATE
                           -----------      -------------
Government Bond Fund        $  505,210        12/31/2008
Growth Equity Fund           2,704,374        12/31/2009
                             1,658,405        12/31/2010
Value Equity Fund               34,627        12/31/2007
                             1,589,319        12/31/2008

SECURITY LOANS - The Funds may receive fees or retain a portion of interest on the securities or cash received as collateral for lending securities. A Fund also continues to receive interest or dividends on the securities loaned. Securities loaned are secured by collateral whose market value must always exceed the market value of the securities loaned plus accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund.

NOTE 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The investment advisor of each Fund was Memorial Investment Advisors, Inc. ("MIA"). MIA was replaced by Parkway Advisors, L.P. as interim investment advisor of the Trust, by the Board of Trustees effective October 1, 2002. The new investment advisory agreement with Parkway Advisors, L.P. (the "Advisor") and all sub-advisory agreements were approved by shareholders on November 29, 2002. Under the agreement approved November 29, 2002, the advisory fee paid to the Advisor was changed to 0.35% of the average daily net assets of the Government Bond Fund and to 0.50% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund; and the Advisor agreed to cap expenses. The investment advisor received monthly, from each Fund, an advisory fee at an annual rate of 0.23% of the average daily net assets of the Government Bond Fund and 0.35% of the average daily net assets of the Growth Equity Fund and the Value Equity Fund to November 30, 2002. In addition, the Advisor has retained the following investment sub-advisors (each a "Sub-advisor") for each Fund pursuant to an investment sub-advisory agreement with the Advisor:

       Government Bond Fund           Eagle Asset Management, Inc.
       Growth Equity Fund             Davis Hamilton Jackson & Associates, L.P.
       Value Equity Fund              PPM America, Inc

Currently, the Advisor pays the Sub-advisors of the Government Bond an annual fee of 0.20% of the average daily net assets of the Fund. The Sub-advisors for the Growth Equity Fund and the Value Equity Fund are currently paid an annual fee of 0.30% of the average daily net assets of each Fund.


                                       19                         Memorial Funds

--------------------------------------------------------------------------------

DECEMBER 31, 2002
--------------------------------------------------------------------------------

On behalf of each Fund, the Trust has entered into an Investment Company Services Agreement ("ICSA") with InCap Service Company ("ISC") to provide day-to-day operational services to the Funds including, but not limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and record keeping services. For its services, ISC receives monthly, from each Fund, a fee of 0.20% of the average annual net assets of the Funds (decreasing to 0.15% at average annual net asset levels of $25 million but less than $50 million, 0.10% at average annual net asset levels of $50 million but less than $100 million, 0.075% at average annual net asset levels of $100 million but less than $400 million and 0.03% at average annual net asset levels exceeding $400 million). The minimum fee paid to ISC was $5,000 per month per Fund. Effective January 1, 2003, the minimum fee paid to ISC was raised to $5,917. ISC is currently earning the minimum fee.

On behalf of each Fund, the Trust has entered into a Distribution Agreement with InCap Securities, Inc. to provide distribution services to the Funds including, but not limited to, distribution and underwriter services. For its services, InCap Securities, Inc. receives $250 per month from each Fund.

Investors Bank & Trust Company serves as the custodian for each Fund, for which it receives a fee from each Fund at an annual rate as follows: 0.01% of the average daily net assets of the Fund for the first $100 million in Fund assets and 0.005% of the average daily net assets of the Fund for the remaining Fund assets. The custodian is also paid certain transaction fees. These fees are accrued daily by the Funds and are paid monthly based on average net assets and transactions for the previous month.

The Trust has adopted a Shareholder Service Plan which allows it to obtain the services of the Advisor and other qualified financial institutions to act as shareholder servicing agents for their customers. Under this plan, the Trust paid Memorial Group, Inc., the owner of the Trust's prior investment advisor, a fee at an annual rate of 0.25% of the average daily net assets of the Funds' Institutional Shares. Parkway Advisors Group, Inc. ("PAGI") , an affiliate of the Advisor, has replaced Memorial Group, Inc. as the Shareholder Servicing Agent. The change in shareholder servicing agents was approved by the Board of Trustees on October 7, 2002. For its services, PAGI will receive 0.25% of the average daily net assets of each Fund's Institutional Shares.

Each Trustee, who is not an "affiliated person" as defined in the Act, receives from the Trust an annual fee of $5,000 plus out of pocket expenses. In addition, each Trustee receives $500 per meeting attended.

NOTE 4. WAIVER OF FEES

The Sub-advisors, InCap Service Company, InCap Securities, Inc. and the Shareholder Servicing Agents (Memorial Group, Inc. and Parkway Advisors Group, Inc.) may voluntarily waive a portion of their fees. For the year ended December 31, 2002, the Shareholder Servicing Agent has voluntarily waived fees as follows:

                                                      PARKWAY
                                 MEMORIAL            ADVISORS
                                GROUP, INC.         GROUP, INC.
                                -----------         -----------
Government Bond Fund              $33,792             $13,710
Growth Equity Fund                 17,466               6,145
Value Equity Fund                   5,095               1,691


                                       20                         Memorial Funds

--------------------------------------------------------------------------------

DECEMBER 31, 2002
--------------------------------------------------------------------------------

In addition, the Advisor, under certain circumstances, may reimburse certain expenses of the Funds. The Advisor has agreed to pay expenses in excess of 0.95% for the Government Bond Fund and 1.20% for the Growth Equity and Value Equity Funds. For the year ended December 31, 2002, Parkway Advisors, L.P. has reimbursed the Funds as follows:

                               PARKWAY
                            ADVISORS, L.P.
                            --------------
Government Bond Fund           $85,423
Growth Equity Fund              92,318
Value Equity Fund               82,515

NOTE 5. SECURITIES TRANSACTIONS

The cost of securities purchased and the proceeds from sales of securities, other than short-term securities, for the year ended December 31, 2002, were as follows:

                               PURCHASES                        SALES
                     ---------------------------    ----------------------------
                     U.S. GOVERNMENT     OTHER      U.S. GOVERNMENT     OTHER
                     ---------------     -----      ---------------     -----
Government Bond Fund    $5,012,008    $2,367,518      $2,117,455     $5,375,089
Growth Equity Fund              --     4,940,528              --      4,462,438
Value Equity Fund               --     2,054,214              --      2,445,544

For Federal income tax purposes, the tax cost basis of investment securities owned, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and net unrealized appreciation (depreciation) as of December 31, 2002 were as follows:

                                         GROSS          GROSS     NET UNREALIZED
                                      UNREALIZED     UNREALIZED    APPRECIATION
                         TAX COST    APPRECIATION   DEPRECIATION  (DEPRECIATION)
                         --------    ------------   ------------  --------------
Government Bond Fund   $18,083,628     $614,087     $        --    $   614,087
Growth Equity Fund       9,796,248      159,559      (1,822,849)    (1,663,290)
Value Equity Fund        2,925,805       61,489        (335,934)      (274,445)

NOTE 6. SECURITIES LENDING

As of December 31, 2002, the Government Bond Fund, Growth Equity Fund and Value Equity Fund had loaned securities in return for securities and cash collateral, which was invested in various short-term, fixed income securities such as repurchase agreements, commercial paper and government and corporate notes and bonds. The risks to the Fund from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called by the Fund. The value of the securities on loan and the value of the related collateral were as follows:

                                   SECURITIES          COLLATERAL
                                   ----------          ----------
Government Bond Fund                $655,126            $673,500
Growth Equity Fund                   228,044             232,100
Value Equity Fund                    193,917             201,900


                                       21                         Memorial Funds

--------------------------------------------------------------------------------

DECEMBER 31, 2002
--------------------------------------------------------------------------------

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2002, the components of distributable earnings on tax basis were as follows:


                              UNDISTRIBUTED                          UNREALIZED
                                 ORDINARY      UNDISTRIBUTED        APPRECIATION        DISTRIBUTABLE
                                  INCOME     CAPITAL LOSS, NET   (DEPRECIATION), NET    EARNINGS, NET
                              -------------  -----------------   -------------------    -------------
Government Bond Fund              $2,562       $  (505,210)         $   614,087          $   111,439
Growth Equity Fund                    --        (4,567,502)          (1,663,290)          (6,230,792)
Value Equity Fund                    490        (1,596,118)            (274,445)          (1,870,073)

The tax composition of dividends paid during the year ended December 31, 2002 were as follows:

                            ORDINARY INCOME
                            ---------------
Government Bond Fund            $724,438
Growth Equity Fund                    --
Value Equity Fund                 26,272

(8) MISCELLANEOUS (UNAUDITED)

On November 29, 2002, a special meeting of the shareholders of each Fund of the Trust was held to consider six proposals. Pursuant to the Investment Company Act of 1940 (the "1940 Act") , approval of proposals one through five required the affirmative vote of the lesser of (a) 67% or more of the shares of each Fund represented by proxy if the holders of more than 50% of the outstanding shares are represented by proxy at the meeting or (b) more than 50% of the outstanding shares of the Fund. Pursuant to the 1940 Act, approval of proposal six required the affirmative vote of the lesser of (a) 67% or more of the shares of the Trust represented by proxy if the holders of more than 50% of the outstanding shares are represented by proxy at the meeting or (b) more than 50% of the outstanding shares of the Trust. The percentage of shares present for the each Fund was as follows:

                                SHARES         SHARES            PERCENT
                             OUTSTANDING       PRESENT           PRESENT
                             -----------       -------           -------
Government Bond Fund          1,683,848       1,271,783           75.55%
Growth Equity Fund            1,143,198         642,911           56.24%
Value Equity Fund               209,539         208,292           99.40%
                              ---------       ---------           ------
  Total Trust                 3,036,585       2,122,989           69.91%


                                       22                         Memorial Funds

--------------------------------------------------------------------------------

DECEMBER 31, 2002
--------------------------------------------------------------------------------

The six proposals were as follows:

1. Each Fund considered a proposal whether to approve a new Investment Advisory Agreement between the Trust and the Advisor. Shareholders of the Trust voted separately by Fund.

2. The Government Bond Fund considered a proposal whether to approve a new sub-advisory agreement between the Trust, the Advisor, and Eagle Asset Management. Government Bond Fund shareholders voted.

3. The Growth Equity Fund considered a proposal whether to approve a new sub-advisory agreement between the Trust, the Advisor, and Davis Hamilton Jackson & Associates, L.P. Growth Equity Fund shareholders voted.

4. The Value Equity Fund considered a proposal whether to approve a new sub-advisory agreement between the Trust, the Advisor, and PPM America, Inc. Value Equity Fund shareholders voted.

5. Each Fund considered a proposal whether to approve a new policy for the Funds permitting the Advisor, subject to Board of Trustees approval, to hire and terminate sub-advisers and modify sub-advisory agreements without shareholder approval. Shareholders of the Trust voted separately by Fund.

6. Each Fund considered a proposal whether to approve a new slate of Trustees to serve on the Board of Trustees of the Funds until such time as their successors shall be duly elected and qualified. The Trustees were Carl Clayton Peterson, Larry Joe Anderson, Brian Joseph Green and Charles Michael Kinard. Shareholders of the Trust voted together, not separately by Fund.

Each proposal was approved by 100 percent of the shareholders of the Funds and of the Trust present with voting as follows:

                                FOR        AGAINST          ABSTAIN
                             ---------     -------          -------
Government Bond Fund         1,271,783       --                --
Growth Equity Fund             642,911       --                --
Value Equity Fund              208,292       --                --
                             ---------     -------          -------
  Total Trust                2,122,989       --                --


                                       23                         Memorial Funds

--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

To the Board of Trustees and
Shareholders of the Memorial Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Memorial Funds (the "Fund") comprising of the Government Bond Fund, Growth Equity Fund and Value Equity Fund portfolios, as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from March 30, 1998 (commencement of operations) to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting the Memorial Funds as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for the periods described above, in conformity with accounting principles generally accepted in the United States of America.



/s/KPMG LLP
---------------------------
Philadelphia, PA
February 21, 2003


-----------------------------------------------------------------------------------------------------------------------------------

MEMORIAL FUNDS
DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
===================================================================================================================================
                                                                                                       NUMBER OF
                                              TERM OF                                               PORTFOLIOS IN       OTHER
                                             OFFICE AND                                                COMPLEX      DIRECTORSHIPS
                             POSITION(S)     LENGTH OF                PRINCIPAL OCCUPATION(S)        OVERSEEN BY       HELD BY
NAME, AGE AND ADDRESS         WITH FUND     TIME SERVED               FOR THE LAST FIVE YEARS          DIRECTOR        TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
  INTERESTED
  TRUSTEE#:
-----------------------------------------------------------------------------------------------------------------------------------
Carl Clayton Peterson*,    President,       Indefinite          Parkway Advisors, L.P. CEO from             3             None
  42                       Trustee          until               04/01 to present; Parkway Advisors
6550 Directors Parkway                      successor           Group, Inc. and Parkway Advisors
Abilene, TX 79606                           elected and         Holdings, Inc. President from
                                            qualified;          04/01 to present; Citizens Bank,
                                            11/29/2002          N.A., Advisory Board Member
                                            to present          from 06/99 to 04/01; Directors Air
                                                                Corporation, Vice President/ CFO
                                                                from 12/96 to 04/01; Directors
                                                                Capital Ventures, Inc., Directors
                                                                Financial Management, L.P.,
                                                                Directors Real Estate Management,
                                                                L.P., Directors Real Estate
                                                                Management, L.P., and Directors
                                                                Travel, L.P. Vice President/CFO
                                                                from 12/95 to 04/01; Directors
                                                                Holding Corporation and Directors
                                                                Investment Group, Inc. Vice
                                                                President/CFO from 11/91 to
                                                                04/01; Funeral Agency, Inc.
                                                                Accountant from 09/89 to 04/01;
                                                                Funeral Directors Life Insurance
                                                                Co. Vice President/CFO from
                                                                08/88 to 04/01; Abilene Fireman's
                                                                Relief and Retirement Fund
                                                                Trustee from 05/97 to 06/00;
                                                                Affiliated Funeral Supply Co.
                                                                Accountant from 02/89 to 11/96.
-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
Larry Joe Anderson**+,     Trustee          Indefinite          Certified Public Accountant,                 3            None
  53                                        until               Anderson & West, P. C.,
4208 College Avenue                         successor           January 1985 to present.
Snyder, Texas 79549                         elected and
                                            qualified;
                                            11/29/2002
                                            to present
-----------------------------------------------------------------------------------------------------------------------------------
Brian Joseph Green**+,     Trustee          Indefinite          Restaurateur, Cypress Street Station,        3            None
  44                                        until               February 1993 to present.
158 Cypress                                 successor
Abilene, Texas 79601                        elected and
                                            qualified;
                                            11/29/2002
                                            to present
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

MEMORIAL FUNDS
DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (CONTINUED)
===================================================================================================================================
                                                                                                       NUMBER OF
                                              TERM OF                                               PORTFOLIOS IN       OTHER
                                             OFFICE AND                                                COMPLEX      DIRECTORSHIPS
                             POSITION(S)     LENGTH OF                PRINCIPAL OCCUPATION(S)        OVERSEEN BY       HELD BY
NAME, AGE AND ADDRESS         WITH FUND     TIME SERVED               FOR THE LAST FIVE YEARS          DIRECTOR        TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES#: (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
Charles Michael Kinard,    Trustee          Indefinite          Retired since 1998; Senior Vice-            3             None
  */**+, 59                                 until               President and Trust Officer, First
1725 Richland Drive                         successor           National Bank of Abilene to
Abilene, Texas 79601                        elected and         December 1998.
                                            qualified;
                                            11/29/2002
                                            to present
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
-----------------------------------------------------------------------------------------------------------------------------------
Paul B. Ordonio, 35        Vice             Indefinite          Parkway Advisors, L.P., Vice                3             None
6550 Directors Parkway     President        until               President & Counsel from 08/02 to
Abilene, Texas 79606       and              successor           present; Parkway Advisors Group,
                           Secretary        elected and         Inc., Vice President and Counsel
                                            qualified;          from 08/02 to present; Aftermath
                                            11/29/2002          Consulting, Inc., Director from
                                            to present          05/02 to present; P.O. Properties,
                                                                Inc., Vice President from 06/99 to
                                                                present; WordWise Document
                                                                Services, LLC, President from
                                                                08/97 to present; Ordonio &
                                                                Assoc., President from 11/97 to
                                                                present; MGL Consulting
                                                                Corporation Vice President,
                                                                Counsel and Senior Associate from
                                                                01/99 to 08/02; Wetzel, Henri &
                                                                Drucker, LLP, Associate Attorney
                                                                from 06/95 to 11/97.
-----------------------------------------------------------------------------------------------------------------------------------



                                       26                         Memorial Funds


-------------------------------------------------------------------------------------------------------------------------------

MEMORIAL FUNDS
DECEMBER 31, 2002
-------------------------------------------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS (CONTINUED)
===============================================================================================================================
                                                                                                NUMBER OF
                                              TERM OF                                        PORTFOLIOS IN       OTHER
                                             OFFICE AND                                         COMPLEX      DIRECTORSHIPS
                             POSITION(S)     LENGTH OF             PRINCIPAL OCCUPATION(S)    OVERSEEN BY       HELD BY
NAME, AGE AND ADDRESS         WITH FUND     TIME SERVED            FOR THE LAST FIVE YEARS      DIRECTOR        TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS: (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
Terence P. Smith, 56       Vice             Annual              Managing Director of                3        Director, Avalon
630-A Fitzwatertown Rd.    President        terms,              InCap Group, Inc.                            Capital Appreciation
Willow Grove, PA 19090                      or until            (successor to the business                   Fund, a 1940
                                            successor is        of Declaration Service Co.                   Act Registered
                                            appointed           effective October 2001),                     Mutual Fund since
                                            and qualified;      a group of companies                         1998; Assistant
                                            since 2001          which provide transfer                       Secretary, Capstone
                                                                agency, fund accounting,                     Series Fund, Inc., a
                                                                distribution and                             1940 Act Registered
                                                                administrative services to                   Mutual Fund since
                                                                investment companies.                        2000; Trustee and
                                                                                                             Secretary of Pauze'
                                                                                                             Fund, a 1940 Act
                                                                                                             Registered Mutual
                                                                                                             Fund Family, from
                                                                                                             1996 to 1999.

-------------------------------------------------------------------------------------------------------------------------------
Paul Mickle, 37            Treasurer        Indefinite          Director of Fund                    3        None
630-A Fitzwatertown Rd.                     until successor     Accounting for the last
Willow Grove, PA 19090                      elected and         two years at InCap Group,
                                            qualified;          Inc. (successor to the
                                            since 2001          business of Declaration
                                                                Service Co. effective
                                                                October 2001), Supervisor
                                                                since 1998. Prior thereto
                                                                Supervisor of Fund
                                                                Accounting at PFPC
                                                                Worldwide, Inc.,
                                                                Wilmington, Delaware.
-------------------------------------------------------------------------------------------------------------------------------

 # Interested Trustee as defined in the 1940 Act.
 * Member of the Valuation Committee, which is responsible for determining and monitoring the value of the Funds' assets. The valuation Committee met two times during the Trust's most recent fiscal year.
** Member of the Nominating Committee, which is responsible for overseeing the composition of both the Board as well as the various committees of the Trust to ensure that these positions are filled by competent and capable candidates. The Nominating Committee met two times during the Trust's most recent fiscal year. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.
 + Member of the Audit Committee, which is responsible for meeting with the Trust's independent certified public accountants to: (a) review the arrangements and scope of any audit; (b) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (c) consider the accountants' comments with respect to the Trust's financial policies, procedures and internal accounting controls; and (d) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met once during the Trust's most recent fiscal year.


                                       27                         Memorial Funds

                               THE MEMORIAL FUNDS

                               PRIVACY STATEMENT

At the Memorial Funds, we are committed to protecting your financial privacy.

The personal information that we have about you comes directly from you. You disclosed much of this information on your mutual fund account application or we may have contacted you by telephone or mail for additional information.

We keep information about the investments you purchase, transaction and payment history. We may in extreme cases collect personal information from outside sources, including consumer reporting agencies.

We do not sell shareholder information to anyone. We do not disclose your personal information to companies or organizations not affiliated with us. We may use your personal information to communicate with you about your investments. In addition, we may, as permitted by law and without your prior permission, provide personal information about you contained in our records or files to persons or organizations such as:

     o Persons who perform business functions for us, such as third parties that provide assistance in processing and servicing your account;

     o  The Fund's investment adviser; and

     o  Regulatory or law-enforcement authorities

We recognize the need to provide protection against unauthorized access to the information we collect, including that held in an electronic format on our computer systems. We maintain physical, electronic, and organizational safeguards to protect your personal information. We continually review our policies and practices, monitor our computer networks and test the strength of our security in order to help us ensure the safety of shareholder information.

The Funds consider privacy a fundamental right of shareholders and take seriously the obligation to safeguard client information. We will adhere to the policies and practices above for both current and former customers. If you believe that any information about you is not accurate, please let us know.


                                       28                         Memorial Funds

                               THE MEMORIAL FUNDS


INVESTMENT ADVISOR
         Parkway Advisors, L.P.
         6550 Directors Parkway
         Abilene, Texas 79606


SHAREHOLDER SERVICING AGENT
         Parkway Advisors Group, Inc.
         6550 Directors Parkway
         Abilene, Texas 79606


DISTRIBUTOR
         InCap Securities, Inc.
         630A Fitzwatertown Road
         Willow Grove, PA 19090


TRANSFER AGENT & DIVIDEND DISBURSING AGENT
         InCap Service Company
         630A Fitzwatertown Road
         Willow Grove, PA 19090







This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.